                                                                   EXHIBIT 5(ii)

AMERICAN               AMERICAN GENERAL ANNUITY       ELITEPLUS(R) BONUS FIXED
   GENERAL             INSURANCE COMPANY              AND VARIABLE ANNUITY
   FINANCIAL GROUP     A STOCK COMPANY                INVESTMENT ALLOCATION FORM
                       205 East 10th Avenue
                       Amarillo, Texas 79101
                       800.424.4990

INITIAL INVESTMENT ALLOCATION FOR A.G. SEPARATE ACCOUNT A

When a Return of Purchase Payment is required by law during the Right to Examine Contract period, the company will allocate Purchase Payments to the Money Market Sub-Account as described in the Prospectus. Thereafter, Purchase Payments will be allocated as directed by the Owner.

Enter the percentage to be allocated to each investment option. Percentages must be whole numbers totaling 100%.

        % AIM V.I. Capital Appreciation                                          % North American-T.Rowe Price Science & Technology
-------                                                                  -------
        % AIM V.I. Diversified Income                                            % OCCAT Managed Portfolio
-------                                                                  -------
        % Janus Aspen Growth Portfolio Service Shares                            % Oppenheimer Capital Appreciation
-------                                                                  -------
        % Janus Aspen International Growth Portfolio Service Shares              % Oppenheimer High Income
-------                                                                  -------
        % MFS VIT Capital Opportunities Series                                   % Oppenheimer Main Street Growth & Income
-------                                                                  -------
        % North American-AG Government Securities                                % Oppenheimer Small Cap Growth
-------                                                                  -------
        % North American-AG Growth & Income                                      % Putnam VT Global Growth
-------                                                                  -------
        % North American-AG High Yield Bond                                      % Putnam VT Voyager II
-------                                                                  -------
        % North American-AG International Equities                               % Templeton Developing Markets Securities
-------                                                                  -------
        % North American-AG Money Market                                         % Templeton International Securities
-------                                                                  -------
        % North American-AG Stock Index                                          % Van Kampen LIT Emerging Growth
-------                                                                  -------
        % North American-AG Strategic Bond                                       % Fixed Account
-------                                                                  -------
        % North American-Neuberger Berman MidCap Value                     100   % TOTAL
-------                                                                  -------
        % North American-Putnam Opportunities
-------

REBALANCING

Check the frequency with which the investments will be balanced to the allocation percentages indicated above.

[ ] Monthly [ ] Quarterly [ ] Semi-Annually or [ ] Annually

DOLLAR COST AVERAGING OPTION  (CHECK ONE ONLY)

[ ] FROM DCA FIXED ACCOUNT $___________ (Minimum amount - $250) Account balance will be Dollar Cost Averaged from the DCA Fixed Account to the percentage allocations indicated below. [ ] 6-month DCA [ ] 12-month DCA

[ ] FROM MONEY MARKET SUB-ACCOUNT $___________ (Minimum amount - $250) Must have a percentage directed to the Money Market Fund in the Initial Investment Allocation above.

    Check the frequency with which the account will be Dollar Cost Averaged from the Money Market Sub-Account to the allocations indicated below.

[ ] Monthly [ ] Quarterly [ ] Semi-Annually or [ ] Annually over a _____ month period (12-month minimum)

[ ] SWEEP ACCOUNT OPTION Sweep the income on a quarterly basis from the Fixed
    Account to the percentage allocations indicated below. (Fixed Account Balance must be at least $25,000)

Enter the percentage to be allocated to each investment option. Percentages must be whole numbers totaling 100%.

        % AIM V.I. Capital Appreciation                                          % North American-T.Rowe Price Science & Technology
-------                                                                  -------
        % AIM V.I. Diversified Income                                            % OCCAT Managed Portfolio
-------                                                                  -------
        % Janus Aspen Growth Portfolio Service Shares                            % Oppenheimer Capital Appreciation
-------                                                                  -------
        % Janus Aspen International Growth Portfolio Service Shares              % Oppenheimer High Income
-------                                                                  -------
        % MFS VIT Capital Opportunities Series                                   % Oppenheimer Main Street Growth & Income
-------                                                                  -------
        % North American-AG Government Securities                                % Oppenheimer Small Cap Growth
-------                                                                  -------
        % North American-AG Growth & Income                                      % Putnam VT Global Growth
-------                                                                  -------
        % North American-AG High Yield Bond                                      % Putnam VT Voyager II
-------                                                                  -------
        % North American-AG International Equities                               % Templeton Developing Markets Securities
-------                                                                  -------
        % North American-AG Money Market                                         % Templeton International Securities
-------                                                                  -------
        % North American-AG Stock Index                                          % Van Kampen LIT Emerging Growth
-------                                                                  -------
        % North American-AG Strategic Bond                                       % Fixed Account
-------                                                                  -------
        % North American-Neuberger Berman MidCap Value                     100   % TOTAL
-------                                                                  -------
        % North American-Putnam Opportunities
-------

SIGNATURES

----------------------------------------------     -----------------------------
               Owner's Signature                       Social Security Number


----------------------------------------------     -----------------------------
            Joint Owner's Signature                    Social Security Number


----------------------------------------------     -----------------------------
  Registered Representative/Agent's Signature                    Date


American General Annuity Insurance Company is a member of American General Financial Group, the marketing name and service mark owned and used by American General Corporation and its subsidiaries.

VA 62-00                                                                (9/2000)